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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 14, 2002


                         Preformed Line Products Company
             (Exact name of registrant as specified in its charter)


             Ohio                        0-31164                34-0676895
(State or other jurisdiction of   (Commission File Number)    (IRS Employer
         incorporation                                      Identification No.)


               660 Beta Drive
            Mayfield Village, Ohio                                44143
   (Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (440) 461-5200

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ITEM 9.  Regulation FD Disclosure.

         On August 14, 2002, each of Robert G. Ruhlman, President and Chief Executive Officer, and Eric R. Graef, Vice President - Finance and Treasurer of Preformed Line Products Company (the "Company") made certifications pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, accompanying the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002. A copy of each of these certifications is attached hereto as an Exhibit.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PREFORMED LINE PRODUCTS COMPANY


                                      By: /s/ Eric R. Graef
                                         ------------------
                                      Eric R. Graef, Vice President - Finance
                                      and Treasurer

DATED:  August 14, 2002


                                  EXHIBIT INDEX
                                  -------------

Exhibit No.     Description
-----------     -----------

99.1            Certification of the Principal Executive Officer, Robert G.
                Ruhlman, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.2 Certification of the Principal Financial Officer, Eric R. Graef, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.